Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACTOR ID CODE	PAGE OF PAGES
		U	1	2
2. AMENDMENT/MODIFICATION NO. P00005	3. EFFECTIVE DATE 13-Apr-2011	4. REQUISITION/PURCHASE REQ. NO CBM-100019095Z	5. PROJECT NO (If applicable)
6. ISSUED BY CODE	HDTRA1	7. ADMINISTERED BY (If other than item 6) CODE		S4801A
DEFENSE THREAT REDUCTION AGENCY/BE-BC 8725 JOHN J. KINGMAN ROAD, MSC 6201 FORT BELVOIR VA 22060-6201		DCMA SEATTLE CORPORATE CAMPUS EAST III, 3009 112TH AVE BELLVUE WA 98004-8019

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.
AVI BIOPHARMA, INC. J. DAVID BOYLE II 4575 SWRESEARCH WAY STE 200 CORVALLIS OR 97333-1299
9B. DATED (SEE ITEM 11)

		X	10A. MOD OF CONTRACT/ORDER NO. HDTRA1-10-C-0079
		X	10B. DATED (SEE ITEM 13) 04-Jun-2010

CODE 49WU1	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐      The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer     ☐    is extended,     ☐    is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO : (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.243-2 Alt V Changes—Cost Reimbursement (Aug 1987) – Alternate V
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractoris ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14.   DESCRIPTION OF AMENDMENT MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        Modification Control Number:    nuckolsb111278

        The purpose of this modification is to incorporate a revised Statement of Work and adjust the contract value accordingly, from $17,741,829.40 to $13,092,616.75.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) J. David Boyle II, SVP and CFO		16A.NAME AND TITLE OF CONTRACTING OFFICER (Type or Print) Brian D. Nuckols TEL:703-767-3503 EMAIL: brian.nuckols@dtra.mil
15B. CONTRACTOR/OFFICER /s/ J. David Boyle II (Signature of person authorized to sign)	15.C DATE SIGNED April 13, 2011	16B. UNITED STATES OF AMERICA /s/ Brian D. Nuckols (Signature of Contracting Officer	16C. DATE SIGNED 4/14/11

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

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P00005

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was decreased by $4,649,212.65 from $17,741,829.40 to $13,092,616.75 (EST).

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0001

The CLIN extended description has changed from The Contractor shall perform the tasks in accordance with the Statement of Work entitled “AVI BioPharma Project - H1N1 Countermeasure Development” dated 17 June 2010. to The Contractor shall perform the tasks in accordance with the Statement of Work entitled “AVI BioPharma Project - H1N1 Countermeasure Development” dated 31 March 2011.

The estimated/max cost has decreased by $[†] from $[†] to $[†].

The fixed fee has decreased by $[†] from $[†] to $[†].

The cost constraint has changed from NTE to EST.

The total cost of this line item has decreased by $4,649,212.65 from $17,741,829.40 to $13,092,616.75 (EST).

SECTION G - CONTRACT ADMINISTRATION DATA

The following have been modified:

252.232-9001 PRICES/COST

a. Subject to the provisions of the Clauses of this Contract entitled LIMITATION OF FUNDS, ALLOWABLE COST AND PAYMENT, and FIXED FEE, the total allowable cost under this Contract shall not exceed $[†], which is the total estimated cost of the Contractor’s performance hereunder, exclusive of fixed fee. In addition, the Government shall pay the Contractor a fixed fee of $[†] for the performance of this Contract. It is understood and agreed that the Government’s obligation is limited to INCREMENTAL FUNDING in the amount of $[†]. Within this amount ($[†]), the fixed fee shall bear the same relationship to the total fixed fee, as the costs incurred bear to the total estimated cost.

b. Interim payment vouchers may be submitted for provisional payment pursuant to the Clauses of this Contract entitled ALLOWABLE COST AND PAYMENT and FIXED FEE.

(End of Summary of Changes)

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AVI BioPharma Project - H1N1 Countermeasure Development

Original: 19 May 2010

Revision: 17 June 2010

Revision: 16 March 2011

Revision: 18 March 2011

Revision: 31 March 2011

Statement of Work

1.	OBJECTIVE

Completion of the tasks described in this Statement of Work (SOW) will enable human clinical evaluation of the safety of AVI BioPharma’s lead compound as a therapeutic against influenza, initially against H1N1 and potentially against H5N1 and H3N2 strains if the animal efficacy data are promising. The need for a broadly applicable influenza therapeutic is great given the emergence of multidrug resistant influenza strains. The urgency for such a therapeutic is linked to the capacity for influenza reassortants to acquire viral segments that will confer drug resistance. A resurgence of the 2009 pandemic causative H1N1 strain in a multidrug resistance form would leave many patients without adequate treatment.

2.	SCOPE

This proposal builds on AVI BioPharma’s novel RNA-based therapeutic platform in two critical areas. First the work builds on the experience with H1N1 influenza in the evaluation of AVI-7100 (previously designated as AVI-7367) for the purpose of inhibiting multiple serotypes of influenza viral growth and pathogenesis. Second the work expands the depth of understanding in the potential for relatively rapid response to emerging infectious diseases or to designed biological threats in the biological warfare setting. During the period of

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this proposal, AVI BioPharma will progress AVI-7100 from the remaining research phase activities, through IND-enabling preclinical studies, transfer manufacturing from the development to cGMP manufacturing facilities, and complete two Phase I human clinical safety trials in normal healthy volunteers.

3.	BACKGROUND

The Orthomyxoviridae comprised of Influenza A, B and C are enveloped viruses with negative-sense, single stranded and segmented RNA genomes. Among this family the Influenza A viruses, containing 8 RNA segments, are capable of undergoing rapid and extensive “shifts” in antigenic composition through RNA segment reassortment between different strains resulting in a quantum genome change. Minor antigenic changes or “drift” also occur due to an accumulation of mutations in the coding regions of the different segments due to relatively low fidelity polymerase

Influenza virus gains entry to cells through the binding of a hemagglutinin (HA) molecule to sialic acid residues on host cells. Humans express sialic acids on the cell surface linked as a 2,6 N-glycans while birds express the sialic acid linked through a 2,3 N-glycans. An avian virus that acquires the ability to bind a 2,6-linked sialic acids by mutation or reassortment acquire the potential capability to infect human cells. Swine tissues express both forms of sialic acid enabling porcine cells to be co-infected with avian and human viruses. Swine adapted viruses can further recombine with human and avian viruses to produce triple reassortants such as the current swine-origin influenza A (H1N1) virus (S-OIV) with segments from pigs (HA, NP, NA, M and NS), human (PB1), and bird (PB2 and PA).

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The S-OIV pandemic emerged in 2009 resulting from the spread of a new strain of H1N1. As of 25th of April, worldwide more than 214 countries and overseas territories or communities have reported laboratory confirmed cases of pandemic influenza H1N1 2009, including over 17,919 deaths1. Evidence of resistance to common treatments (oseltamivir) is emerging. The cumulative total for reports of antiviral resistant isolates of pandemic (H1N1) 2009 virus is 285. There have been no new cases reported since the situation update on 7 May 2010.2

In the US the CDC developed a method to provide an estimated range of the total number of 2009 H1N1 cases, hospitalizations and deaths in the United States, as well as a breakdown of these estimates by age groups. This method uses data on influenza-associated hospitalizations collected through CDC’s Emerging Infections Program, which conducts surveillance for laboratory-confirmed influenza-related hospitalizations in children and adults. Currently an estimated 60 million people were infected with H1N1 (range of 43 to 88 million cases) between April 2009 and March 13, 2010. The number of people hospitalized due to H1N1 during this period is estimated at 270,000 cases (range of 192,000 to 398,000 cases). During this period an estimated 12,270 deaths were related to H1N1 (range of 8,720 to 18,050 cases)3.

[1]	“Influenza A (H1N1) virus resistance to oseltamivir -2008/2009 influenza season, northern hemisphere.” WHO. Web. http://www.who.int/csr/don/2010_06_04/en/index.html.
[2]	“Pandemic (H1N1) 2009-update 102.” WHO. GAR, Alert and Response. Web. http://www.who.int/csr/disease/influenza/h1n1_table/en/.
[2]	“The 2009 H1N1 Pandemic: Summary Highlights, April 2009-April 2010.” CDC. Web. http://www.cdc.gov/h1n1flu/cdcresponse.htm.

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The data by age provided in the updated estimates continues to confirm that people younger than 65 years of age are more severely affected by this disease relative to people 65 and older compared with seasonal flu. With seasonal influenza, about 60 percent of seasonal flu-related hospitalizations and 90 percent of flu-related deaths occur in people 65 years and older. With 2009 H1N1, approximately 90% of estimated hospitalizations and 87 percent of estimated deaths from April through March 13, 2009 occurred in people younger than 65 years old, based on this method. (see reference in FN 3)

4.	TASKS

The following tasks define the administrative, technical and operational activities to be performed.

TASK 1. [†]: [†]

TASK 2. [†]: [†]

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TASK 3.1 [†]

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TASK 4. [†]

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Task 4.1 [†]

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Task 4.2 & 4.3 [†]

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Task 5.1 [†] [†]

Task 5.2 [†]

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Task 5.3 [†]: [†]

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Task 5.4 [†]: [†]

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Task 5.5. [†]: [†]

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Task 5.6 [†]: [†]

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TASKS 6. [†]

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Task 6.1. [†] [†]

Task 6.2. [†] [†]

Task 6.3 [†]

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Task 6.4. [†] [†]

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Task 7.4 [†] [†]

TASK 8. [†]

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Task 8.2 [†] [†]

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Task 9. [†] [†]

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